SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 8, 2003
                                                           -----------------

                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                    000-29239                36-3909334
          --------                    ---------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                               60601
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant

         On September 8, 2003, the Audit Committee of the Board of Directors of Inforte Corp. (the "Company") approved (1) the dismissal of Ernst & Young LLP ("E&Y") as the Company's independent accountants, effective November 15, 2003, and (2) the replacement of E&Y with Grant Thornton LLP ("Grant Thornton") as the Company's independent accountants, commencing upon the dismissal of E&Y.

         The reports of E&Y on the Company's financial statements for either of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with E&Y's audits of the Company for the two most recent fiscal years and through the date of this report, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods. During the two most recent fiscal years and through the date of this report, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         During the two most recent fiscal years and through the date of this report, the Company did not consult with Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

         The Company has requested E&Y to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company in this Form 8-K. A copy of E&Y's letter stating its agreement with such statements, dated September 8, 2003, is filed as
Exhibit 16 to this Form 8-K.


Item 7.           Financial Statements and Exhibits

(c)      Exhibits

16 Letter of Ernst & Young LLP regarding change in certifying accountant




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


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INFORTE CORP.


September 8, 2003                       By:    /s/ Nick Padgett
                                           -------------------------------------
                                               Nick Padgett
                                               Chief Financial Officer





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